Table of Contents

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 30, 2003
Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, Suite 3900, Philadelphia, Pennsylvania 19102-2112
(Address of principal executive offices) (Zip Code)

(215) 448-1400
(Registrant’s telephone number)

Table of Contents

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description

99.1	Lincoln Financial Group press release dated August 4, 2003, announcing actions Lincoln will be taking to position its businesses for emerging opportunities and providing details on a previously announced realignment.

99.2	Lincoln Financial Group press release dated August 7, 2003, announcing Lincoln National Corporation’s 2003 2nd quarter earnings.

Item 12. Results of Operations and Financial Condition.

Lincoln Financial Group issued a press release dated August 4, 2003, announcing actions Lincoln will be taking to position its businesses for emerging opportunities and providing details on previously announced realignment. A copy of such press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Lincoln Financial Group issued a press release dated August 7, 2003, announcing Lincoln National Corporation’s 2003 2nd quarter earnings. A copy of such press release is attached as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ RICHARD C. VAUGHAN
Name:	Richard C. Vaughan
Title:	Executive Vice President Chief Financial Officer

Date: August 7, 2003